UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2006

INTERNATIONAL BROADCASTING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-67484	91-2101440
(Commission File Number)	(IRS Employer Identification No.)

1818 West Francis Avenue, Suite 190, Spokane, Washington 99205

(Address of Principal Executive Offices)(Zip Code)

(509) 466-3413

(Registrant’s Telephone Number, Including Area Code)

127 West Clark Avenue, Suite 201, Santa Maria, California 93455

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS AND REQUIRED DISCLOSURES

On February 10, 2006, the Company’s Board of Directors authorized the Company to file a termination of registration under Section 12h-3(b)(1)(i) of the Securities Exchange Act of 1934. As a result, the Company’s duty to file periodic reports will be immediately suspended as of the date of filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BROADCASTING CORPORATION

By: Daryn P. Fleming

       Daryn P. Fleming, Chief Executive Officer

Date: February 21, 2006